EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                    ICO, INC.
                          PURSUANT TO 18 U.S.C.   1350


     In connection with the accompanying report on Form 10-Q for the period ending June 30, 2003 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon C. Biro, the Chief Financial Officer of ICO, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.


/s/  Jon  C.  Biro
------------------------
Name:  Jon  C.  Biro
Date:  August  14,  2003


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.